Hartford Life Insurance Company Separate Account Two:

333-101931	Nations (Series III)
333-69489	Nations (Series II/IIR)
333-41213	Nations (Series I)

Hartford Life Insurance Company Separate Account Seven:

333-40414	Nations Outlook Variable Annuity (Series I/IR)

Product Information Notice Dated July 30, 2009

Product Information Notice dated July 30, 2009

Fund Addition — Hartford Growth Opportunities HLS Fund

Effective October 1, 2009, the Hartford Growth Opportunities HLS Fund is added as an additional investment option:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund — Class IB	Capital appreciation	Hartford Investment Financial Services, LLC.
Sub—Advised by Wellington Management Company, LLP

Reorganization - Hartford LargeCap Growth HLS Fund into Hartford Growth Opportunities HLS Fund

On or about September 15, 2009, shareholders will vote on the proposed reorganization of Hartford LargeCap Growth HLS Fund into Hartford Growth Opportunities HLS Fund. If the proposed reorganization is approved, all assets of the Hartford LargeCap Growth HLS Fund will be transferred into Hartford Growth Opportunities HLS Fund. Shareholders of the Hartford LargeCap Growth HLS Fund will receive shares of Hartford Growth Opportunities HLS Fund. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about October 2, 2009.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Hartford LargeCap Growth HLS Fund Sub-Account, including program trades, on or after the close of business on October 1, 2009. As a result of the reorganization, if any of your Contract Value is currently invested in the Hartford LargeCap Growth HLS Fund Sub-Accounts, that Contract Value will be merged into the Hartford Growth Opportunities HLS Fund Sub-Account. If any portion of your future premium payments is allocated to the Hartford LargeCap Growth HLS Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about October 2, 2009, any transaction that includes an allocation to the Hartford LargeCap Growth HLS Fund Sub-Account will automatically be allocated to the Hartford Growth Opportunities HLS Fund Sub-Account. Effective as of the close of business on or about October 2, 2009, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Hartford LargeCap Growth HLS Fund Sub-Account, your enrollment will automatically be updated to reflect the Hartford Growth Opportunities HLS Fund Sub-Account.

In the event that the proposed reorganization is approved, effective as of the close of business on or about October 2, 2009, all references and information contained in the prospectus for your Contract related to the Hartford LargeCap Growth HLS Fund are deleted.

This product information notice should be retained for future reference.

HV-7934